Trade receivables, prepayments and other receivables	6 Months Ended
Jun. 30, 2025
Disclosure of Trade Receivables Pre payments and other Receivables [Abstract]
Trade receivables, prepayments and other receivables.

14 Trade receivables, prepayments and other receivables

	As of December 31,	As of June 30,
	2024	2025
	RMB’000	RMB’000
Trade receivables	318,044	304,761
Less: loss allowance	(65,437)	(63,389)
Trade receivables, net of loss allowance	252,607	241,372
Receivables from payments made on behalf of customers, net of allowance	31,917	22,814
Receivables from loans to employees (Note (i))	18,501	—
Other receivables	50,418	22,814
Trade and other receivables at amortized cost	303,025	264,186
Prepayments to suppliers	67,542	46,151
Refundable value-added tax	64,678	96,596
Others	15,014	25,566
Prepayments and others	147,234	168,313
Prepayments and other receivables	197,652	191,127
Total trade receivables, prepayments and other receivables	450,259	432,499

Note:

(i)	In June 2023, the Group provided a one-year loan with a principal amount of USD1.5 million (equivalent to RMB10.9 million) to an employee at an interest rate of 4.43%. The principal of USD1.0 million was repaid in 2024, and the remaining principal of USD0.5 million and the cumulative interest of USD80 thousand was repaid in May 2025.

In December 2024 and January 2025, the Group provided one-year loans with total principal amount of USD2.0 million (equivalent to RMB14.6 million) and USD50 thousand (equivalent to RMB359 thousand) respectively, to another employee at an interest rate of 4.30%. The principal of USD2.05 million and the cumulative interest of USD26 thousand was repaid in April 2025.

All of the trade and other receivables are expected to be recovered or recognized as expense within one year. Trade receivables are normally due within 30 to 90 days from the invoice date.